                              FIRST AMENDMENT TO
                     FIRST AMENDED AND RESTATED REVOLVING
                   CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

     This First Amendment to First Amended and Restated Revolving Credit Agreement and other Loan Documents (the "First Amendment") is entered into as of November 7, 1996 , by and among Saul Holdings Limited Partnership ("Holdings"), Saul Subsidiary II Limited Partnership ("Saul D.C."), Saul Centers, Inc. ("Saul Centers"), The First National Bank of Chicago ("First Chicago"), First Bank National Association ("First Bank.), BHF Bank-Aktiengesellschaft ("BHF"), Crestar Bank ("Crestar"), Bank of America Illinois ("Bank of America") (collectively, First Chicago, First Bank, BHF, Crestar and Bank of America are the "Lenders") and First Chicago, as Agent.

                                   RECITALS
                                   --------

     A. The parties hereto (other than Saul Centers) are parties to a certain First Amended and Restated Revolving Credit Agreement, dated as of November 2, 1995 (the "Agreement").

     B. Holdings and Saul D.C. (collectively, the "Borrower") have requested, and the Lenders have agreed, that seven of the Properties shall be released from serving as Collateral for the Facility and Saul D.C. will be released as a borrower under the Agreement, in exchange for a reduction in the maximum aggregate amount available under the Facility to the Borrower, all upon the terms and conditions contained herein.

     C. Upon the execution of this First Amendment, Bank of America and BHF will no longer be Lenders and the Commitments of First Bank, First Chicago and Crestar will be as set forth on the signature page to this First Amendment.

     D. The parties hereto agree to amend the Agreement as provided herein.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     I.   Capitalized Terms. The capitalized terms used herein shall have the
          -----------------
meanings set forth in the Agreement, unless otherwise provided herein. All references in this First Amendment to Articles and Sections are to Articles and Sections, respectively, of the Agreement, unless otherwise provided herein.

     II.  Definitions.
          -----------

     A.   The following definitions in Section 1.1 shall be deleted:

          1.   Advance Percentage Reduction Date.
               ---------------------------------
          2.   Excess Usage Period.
               -------------------

     B.   The following definitions in Section 1.1 shall be amended as follows:

          1.   Advance Percentage. The definition of Advance Percentage shall be
               ------------------
deleted in its entirety and replaced with the following:

               "Advance Percentage" means fifty percent (50%).
                ------------------

          2.   Aggregate Commitment. The definition of Aggregate Commitment
               --------------------
shall be deleted in its entirety and replaced with the following:

               "Aggregate Commitment" means, as of any date, the sum of all of
                --------------------
               the Lenders' then- current Commitments. As of the date of the First Amendment, the Aggregate Commitment is $44,000,000.

          3.   Borrower. The definition of Borrower shall be deleted in its
               --------
entirety and replaced with the following:

               "Borrower" means Saul Holdings Limited Partnership, a Maryland
                --------
               limited partnership, along with its permitted successors and assigns.

The last sentence of Recital F which also contained a definition of "Borrower" is also hereby deleted.

          4.   Borrowing Base. The definition of Borrowing Base shall be deleted
               --------------
in its entirety and replaced with the following:

               "Borrowing Base" means, as of any date, the sum of the as
                --------------
               completed value of Seven Corners determined by an Appraisal multiplied by the Seven Corners Advance Percentage and the as-is value of all other Properties determined by Appraisals multiplied by the Advance Percentage.

          5.   CBR Added Percentage. The definition of CBR Added Percentage
               --------------------
shall be deleted in its entirety and replaced with the following:

               "CBR Added Percentage" means three-eighths of one percent
                --------------------
               (0.375%).

          6.   LIBOR Added Percentage. The definition of LIBOR Added Percentage
               ----------------------
shall be deleted in its entirety and replaced with the following:

               "LIBOR Added Percentage" means one and seven-eighths of one
                ----------------------
               percent (1.875%).

        C. The following definitions shall be added to Section 1.1 in alphabetical order:

           "First Amendment" means the First Amendment to First Amended and
            ---------------
           Restated Revolving Credit Agreement and other Loan Documents, dated as of November 7, 1996, by and among the Holdings, Saul Centers, Inc., Saul D.C. and the Lenders.

           "Released Properties" shall mean Avenel I, Avenel II,
            -------------------
           Avenel III, Leesburg Pike, Van Ness, Village Center at Sully Station and Lumberton.

           "Seven Corners Advance Percentage" means sixty percent (60%).
            --------------------------------

III.    Deletions, Amendments and Additions to Existing Sections of Agreement.
        ---------------------------------------------------------------------

        A. Section 2.1 The Facility. The second sentence of Section 2.1 is
           ------------------------
hereby deleted in its entirety.

        B. Section 6.3 Compliance with Borrowing Base and Imputed Cash Flow
           ----------------------------------------------------------------
Ratio. SECTION 6.3 shall be deleted in its entirety and replaced with the
-----
following:

           6.3  Compliance with Borrowing Base and Imputed Cash Flow Ratio.
           ---------------------------------------------------------------

          (a) The Borrowing Base shall be calculated on the first day of each quarter and shall be subject to the conditions contained in subsection
          (b) below. If the amount of Advances outstanding under the Facility at the time the Borrowing Base is calculated exceeds the Borrowing Base for any reason, the Borrower shall, within ninety (90) days of such date, take either or both of the following actions, at the option of the Borrower: (i) repay the amount of Advances outstanding under the Facili excess of the Borrowing Base or (ii) provide Additional Collateral in accordance with Section 2.17 to Lenders in an amount so that after the inclusion of such Additional Collateral in the Borrowing Base, the amount of Advances outstanding under the Facility will be equal to or less than the Borrowing Base.

          (b) If the Imputed Cash Flow Ratio, calculated on the last day of each fiscal quarter, for the immediately preceding four (4) fiscal quarters, is:

               (i) less than 1.35 to 1, until the earlier of the first fiscal quarter during which (A) Shoppers Food Warehouse at Seven Corners begins to pay rent or (B) the date that is 18 months after the date of the First Amendment or

               (ii) less than 1.5 to 1, thereafter,
     then within ten (10) Business Days after a demand for compliance by the Agent, the Borrower shall cause the Imputed Cash Flow Ratio to be equal to or greater than the ratio required in this Section 6.3(b) by taking either or both of the following actions, at the option of the Borrower:

       (x) delivering a written agreement permanently reducing the Aggregate Commitment and repaying such portion of the outstanding Advances as is necessary to reduce the outstanding Advances to an amount less than the reduced Aggregate Commitment or

       (y) commencing and continuing to diligently pursue designating Additional Collateral satisfactory to the Lenders and delivering such agreements or other documentation necessary to create a perfected, first priority lien in favor of Lenders in such Additional Collateral, all in accordance with
       Section 2.17, provided that the delivery and documentation of such Additional Collateral shall be completed not later than thirty (30) days following the original demand for compliance by the Agent.

     (c) For purposes of determining the Imputed Cash Flow Ratio, for both the lease for Shoppers Food Warehouse and Home Depot at Seven Corners, once the tenant thereunder has begun making rent payments, the Imputed Cash Flow Ratio shall be calculated as if the tenant had been making such rent payments for the preceding four quarters.

     C. Section 7.1(h) Maintenance of Consolidated Cash Flow Ratio. SECTION
        ----------------------------------------------------------
7.1(h) shall be deleted in its entirety and replaced with the following:


     (h) Maintenance of Consolidated Cash Flow Ratio. Permit the Consolidate
         -------------------------------------------
     Operating Partnership to maintain a Consolidated Cash Flow Ratio of less than 1.9 to 1 as of the end of any fiscal quarter, based on the results for the previous four fiscal quarters.

  IV. Amendment to Notes and Deeds of Trust. The Notes for BHF, Bank of
      -------------------------------------
America, and First Chicago will be amended and restated into two notes, for each Lender, substantially in the form of their existing Notes but with different principal amounts which together will equal the principal amount of their current Note. Agent shall enter into such amendments to the Deeds of Trust as may be required in connection with reflecting the amendment and restatement of certain Notes and the assignment of certain of the Deeds of Trust. Upon the effective date of this First Amendment, Holdings and each Lender that is remaining in the Facility whose Note is not being amended and restated agrees to execute and attach to its note an Allonge in the form attached hereto as EXHIBIT A.

     V. Amendment to Environmental Indemnity Agreement and other Loan Documents.
        -----------------------------------------------------------------------

     The Amended and Restated Environmental Indemnity dated as of November 2, 1995 from Holdings and Saul D.C. and Saul Centers in favor of The First National Bank of Chicago, as Agent, is hereby amended by deleting Saul D.C. as an Obligor thereunder for all obligations accruing after the effective date of this Amendment. In addition, Saul D.C. is hereby released as Borrower, debtor, and obligor under each of the other Loan Documents.

     VI.  Additional Provisions.
          ---------------------
     A. Conditions to Closing of First Amendment. When the following terms and
        ----------------------------------------
conditions have been satisfied, the Released Properties shall be released from serving as Collateral, Saul D.C. shall be released as a Borrower under the Facility and Bank of America and BHF shall no longer be Lenders under the Facility (and shall have no further rights or obligations relating thereto or to the Loan Documents or the Intercreditor Agreement dated as November 2, 1995 among Agent and the Lenders), a First Amendment and the other amendment documents listed below shall become effective:

     1. The Borrower repays amounts borrowed under the Facility sufficient to cause the aggregate outstanding principal amount to be less than or equal to the Borrowing Base, as set forth in Section 6.3 of the Agreement, as amended by this First Amendment. All amounts repaid shall be applied first to repay amounts due to Bank of America and BHF who will no longer be Lenders after the effective date of this First Amendment. Any remaining amounts paid shall be applied to amounts due to the ot Lenders on a pro rata basis. Notwithstanding anything to the contrary herein or in the Loan Documents, Bank of America and BHF shall be entitled to all rights of Lenders with respect to matters accruing prior to the effective date of this First Amendment.

     2. This First Amendment, each of the Allonges referred to in Paragraph IV hereof, and all of the amended and restated promissory notes, amendments to deeds of trust and assignments of deeds of trust delivered pursuant to this First Amendment have been duly executed by all parties thereto.

     3. Copies of appropriate resolutions of the General Partner, authorizing the execution of this First Amendment and the other amendment documents executed in connection therewith, have been delivered to Agent.

     4. An incumbency certificate which shall identify by name and title and bear the signature of the officer or officers of the Borrower authorized to sign the First Amendment and to request Advances under the Facility has been delivered to Agent.

     5. A written opinion of Shaw Pittman Potts & Trowbridge, in form satisfactory to Agent and its counsel, has been delivered to Agent.

     6. The Borrower has made payment of an amendment fee to each Lender remaining in the Facility after the execution of this First Amendment equal to
 .03% of the then-current Commitment of each Lender.

     7. The Borrower has made payment of all reasonable expenses of Agent and its counsel in connection with the preparation and execution of this First Amendment and the other amendment documents executed in connection therewith.

     8. Date-down title endorsements for Seven Corners, Clarendon, Boulevard, Shops at Fairfax, Germantown and Flagship have been received by Agent.

     9. Such other documents as the Lenders may reasonably request have been executed and received by Agent.

   B. Closing Certificate. By execution of this First Amendment, the General
      -------------------
Partner on behalf of the Borrower hereby certifies that on the date hereof (i) the representations and warranties contained in the Agreement, as amended by this First Amendment, are correct on and as of the date hereof except as disclosed on Exhibit C attached hereto; (ii) there has been no Material Adverse Financial Change since December 31, 1995; (iii) no Default or Event of Default has occurred and is continuing; and (iv) the Borrower has no defenses or offsets to the enforcement of the Loan Documents, as amended.

   C. Borrower Base Calculation. A calculation of the Borrowing Base as of the
      -------------------------
effective date of this Amendment is attached hereto as Exhibit B.

   D. Effect on Agreement. Except as specifically provided herein, the
      -------------------
Agreement and all other Loan Documents remain in full force and effect and are hereby ratified and confirmed in their entirety by the Borrower. All references in any of the Loan Documents to the Agreement shall refer to the Agreement as amended hereby.

     E. Consent of Guarantor. Saul Centers hereby consents to the terms of this
        --------------------
First Amendment and reaffirms its obligations under the terms of that certain Amended and Restated Guaranty dated as of November 2, 1995.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to First Amended and Restated Revolving Credit Agreement and other Loan Documents as of the date first written above.

BORROWER:                            SAUL HOLDINGS LIMITED PARTNERSHIP

                                     By: Saul Centers, Inc., its general partner

                                          /s/ Philip D. Caraci
                                     -------------------------------------------
                                     Name:   Philip D. Caraci
                                     Title:  President


                                     SAUL SUBSIDIARY II LIMITED PARTNERSHIP

                                     By: Saul Centers, Inc., its general partner

                                         /s/ Philip D. Caraci
                                     -------------------------------------------
                                     Name:   Philip D. Caraci
                                     Title:  President


GUARANTOR:                           SAUL CENTERS, INC.

                                     By:     /s/ Philip D. Caraci
                                     -------------------------------------------
                                     Name:   Philip D. Caraci
                                     Title:  President


LENDERS:                             THE FIRST NATIONAL BANK OF CHICAGO

                                     /s/ James D. Benko
                                     -------------------------------------------
                                     Name:   James D. Benko
                                     Title:  Assistant Vice President
                                     Commitment: $19,500,000
                                     Percentage: 44.31818181818%

                                     FIRST BANK NATIONAL ASSOCIATION

                                     /s/ James P. Hoopes
                                     -------------------------------------------
                                     Name:   James P. Hoopes
                                     Title:  Assistant Vice President
                                     Commitment: $19,500,000
                                     Percentage: 44.31818181818%


                                     CRESTAR BANK

                                     /s/ Michael E. Forry
                                     -------------------------------------------
                                     Name:   Michael E. Forry
                                     Title:  Vice President
                                     Commitment: $5,000,000
                                     Percentage: 11.11363636364%


AGENT:                               THE FIRST NATIONAL BANK OF CHICAGO

                                     /s/ James D. Benko
                                     -------------------------------------------
                                     Name:   James D. Benko
                                     Title:  Assistant Vice President

The undersigned Lenders are executing this Amendment for the sole purpose of confirming that from and after the effective date of this Amendment, they will no longer be Lenders provided that all sums due to them have been paid.

                                     BHF-BANK AKIIENGESELLSCHAFT

                                     /s/ Catherine
                                     -------------------------------------------
                                     Name:   C. H.
                                     Title:  Vice President

                                     /s/ Robert Svehnhof
                                     -------------------------------------------
                                     Name:   Robert Svehnhof
                                     Title:  Senior Vice President


                                     BANK OF AMERICA ILLINOIS

                                     /s/ Robert P. McKenny
                                     -------------------------------------------
                                     Name:   Robert P. McKenny
                                     Title:  Vice President

                                   EXHIBIT A

                                FORM OF ALLONGE


     The undersigned hereby confirm that Saul Subsidiary II Limited Partnership has been released as an obligor under the foregoing Amended and Restated Promissory Note dated November2, 1995, payable to __________________________, pursuant to the terms of that certain First Amendment to First Amended and Restated Revolving Credit Agreement and other Loan Documents among Saul Holdings Limited Partnership, Saul Subsidiary II Limited Partnership, The First National Bank of Chicago, as agent, and the Lenders name therein, dated as of , 1996, and that all references in the foregoing Note to the "Agreement" shall refer to the Agreement as amended from time to time.

                                    [SIGNATURE BLOCK OF
                                    APPLICABLE LENDER]

                                    SAUL HOLDINGS LIMITED PARTNERSHIP

                                    By: Saul Centers, Inc., its general partner


                                    By:
                                        -----------------------------------

                                   EXHIBIT B

                          BORROWING BASE CALCULATION


        Property          Appraised Value         Margin          Borrowing Base
--------------------------------------------------------------------------------
        Seven Corners     $ 58,000,000              60%           $ 34,800,000
        Germantown           4,000,000              50%              2,000,000
        Shops at Fairfax     5,800,000              50%              2,900,000
        Clarendon            1,800,000              50%                900,000
        Boulevard            4,800,000              50%              2,400,000
        Flagship             2,000,000              50%              1,000,000
                                                                  --------------
Total Borrowing Base                                              $ 44,000,000


                                   EXHIBIT C

                        EXCEPTIONS TO REAFFIRMATION OF
                        REPRESENTATIONS AND WARRANTIES


     Attached hereto are supplemental Schedules 5.10 and 5.22 to the Credit Agreement, reflecting litigation and lease defaults, respectively, as of the date hereof.

                                 Schedule 5.10

                                  Litigation
                                  ----------



SEVEN CORNERS
PETSTUFF:       Petstuff has not paid rent for the months of March
                through May, 1996, and the months of July through October 1996.
                Tenant maintains that its actions of non- payment of rent should have forced the Landlord to choose between terminating the lease or reentering/mitigating damage by releasing the space. The lease does not support Tenant's claim and Landlord is suing to enforce all of its rights to collect rent under the Lease and at law. Furthermore, Landlord maintains that the lease remains in effect, although in default, and further that any obligation to mitigate damages has not been triggered because of the following language in the lease:

                     However, Landlord shall not be obligated to offer the Demised Premises to a prospective tenant when other premises in the Shopping Center suitable for that prospective tenant's use are (or soon will be) available.

                Thus, any duty of Saul Centers to mitigate its damages by reletting the premises once occupied by Petstuff is not triggered unless and until the landlord enters upon and takes possession of the premises and no other space in the shopping center that would be acceptable to a prospective tenant is available. Saul Centers has not entered and taken possession of the premises. Moreover, since the date that Petstuff defaulted, the space once occupied by F&M has also been available. Thus, any dut of Saul Centers to mitigate has not yet been triggered.

Subsequent to these events, on November 1, 1996, Tenant called a meeting with Landlord and proposed to bring lease current and requested that Landlord approve a sub-lease which they claim to have procured for the space. Landlord is currently considering Tenant's proposal.

                                 Schedule 5.22

                               Leases in Default
                       Tenant Delinquencies over 30 Days
                       ---------------------------------



                PROPERTY                TENANT                  AMOUNT
                ------------------------------------------------------
                Germantown              Wings To Go        $  9,202.94
                Clarendon               Red, Hot & Blue    $  1,261.01
                Seven Corners           Petstuff           $169,073.76